UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2014

Monarch Casino & Resort, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-22088	88-0300760
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3800 South Virginia Street, Reno, Nevada	89502
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 335-4600

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The 2014 annual meeting of the stockholders of Monarch Casino & Resort, Inc. (the “Company”) was held on May 21, 2014.  Items of business set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on April 10, 2014 that were voted on and approved are as follows:

(1)         Election of Directors:

	Votes
Nominee	For	Withheld	Broker Non-Vote
John Farahi	12,660,438	3,045,328	0
Craig F. Sullivan	12,462,364	3,243,402	0
Paul Andrews	15,452,869	252,897	0

(2)  Approval of 2014 Equity Incentive Plan:

Votes
For	Against	Abstain	Broker Non-Vote
10,032,010	3,359,474	2,314,282	0

(3) Approval, on an advisory basis, executive compensation:

Votes
For	Against	Abstain	Broker Non-Vote
13,447,639	17,243	2,240,884	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monarch Casino and Resort, Inc.

Date: May 21, 2014	/s/ Ronald Rowan
Ronald Rowan Chief Financial Officer and Treasurer